ASSIGNMENT OF MORTGAGES AND NOTE
                                475 Fifth Avenue
                               New York, New York

       Fleet Bank, National Association, as Agent, having its principal office at 1133 Avenue of the Americas, 40th Floor, New York, New York 10036 (the "Assignor"), the lawful owner and holder, as agent, of those certain mortgages described on EXHIBIT A attached hereto (the "Mortgages"), and of the $22,594,880 Demand Note of even date herewith secured thereby (the "Note"), in consideration of $10.00 and other good and valuable consideration paid to Assignor by Heller Financial, Inc. having an office at 500 West Monroe Street, Chicago, Illinois 60661 (the "Assignee"), hereby assigns unto the Assignee the Mortgages, together with the Note or obligations described in or secured by the Mortgages, and the money due and to become due thereunder. The Mortgages cover premises more particularly described on EXHIBIT B attached hereto.

       This assignment is made without recourse, representation and/or warranty, express or implied.

       IN WITNESS WHEREOF, the Assignor has duly executed this assignment as of August 9, 1999.

                                         FLEET BANK, NATIONAL ASSOCIATION,
                                         as Agent


                                         By:      /s/ James E. Mirman
                                                  ------------------------------

                                                  James E. Mirman
                                                  Vice President


Record and Return to:
Arnold & Porter
399 Park Avenue
New York, New York 10022-4690
Attention:  Michael J. Canning, Esq.

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

       On the ______ day of __________ in the year 1999 before me, the undersigned, personally appeared James E. Mirman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



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Signature and Office of individual
taking acknowledgement

                                    EXHIBIT A

                                  The Mortgages

       1. Mortgage, Assignment of Leases and Rents and Security Agreement from Corporate Realty Income Fund I, L.P. to Fleet Bank, National Association, in the original principal amount of $20,207,000.00, dated December 6, 1996 and recorded on December 12, 1996 in the office of the City Register, New York County, December 12, 1996 in Reel 2402, Page 593; which mortgage was assigned by Assignment of Mortgage Without Covenant from Fleet Bank, National Association to Fleet Bank, National Association, as Agent (under that certain Loan Agreement dated September 26, 1996 by and between Fleet Bank, National Association and Corporate Realty Income Fund I, L.P., as amended) dated March 26, 1997 and recorded on June 9, 1997 in Reel 2463, Page 1778.

       2. Second Mortgage, Assignment of Leases and Rents and Security Agreement from Corporate Realty Income Fund I, L.P. to Fleet Bank, National Association as Agent in the original principal amount of $2,387,880 dated as of September 25, 1998 and recorded on November 10, 1998 in the office of the City Register, New York County at Reel 2748, Page 1075.

                                    EXHIBIT B

                      Premises located at 475 Fifth Avenue,
                               New York, New York

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Fifth Avenue with the southerly side of 41st Street;

RUNNING THENCE easterly along the southerly side of 41st Street, 140 feet 1/2 of an inch;

THENCE southerly parallel with Fifth Avenue and part of the distance through a party wall, 103 feet 8 inches, more or less, to the lands now or formerly belonging to James McBriar;

THENCE westerly or southwesterly along the lands of James McBriar, 41 feet 8 inches, more or less, to a point distant 98 feet 4 1/2 inches easterly from the easterly side of Fifth Avenue and distant 104 feet 11 inches southerly from the southerly side of 41st Street;

THENCE westerly parallel with 41st Street, 98 feet 4 1/2 inches to the easterly side of Fifth Avenue;

THENCE northerly along the easterly side of Fifth Avenue, 104 feet 11 inches to the point or place of BEGINNING.